SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 5, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release issued February 5, 2003
EX-99.2 Slides Posted on LodgeNet Website

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued February 5, 2003.

99.2	Slides posted on LodgeNet website.

Item 9. Regulation FD Disclosure.

LodgeNet Entertainment Corporation issued a press release on February 5, 2003, a copy of which is attached as Exhibit 99.1. The press release contains results for the fourth quarter and full year 2002.

LodgeNet held a conference call on Wednesday, February 5, 2003 at 4:00pm CST. The call was web cast live over the Internet via ECI at http://www.calleci.com/pages/pub_web.html. The web cast will be archived at that site for one month and can be accessed via LodgeNet’s company website at www.lodgenet.com. Additionally, the Company posted slides at its website under the investor relations, company presentation section, which were referenced during the conference call. The slides are attached as Exhibit 99.2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: February 5, 2003	By	/s/ Scott C. Petersen Scott C. Petersen

	Its	President and Chief Executive Officer

2

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued February 5, 2003.
99.2	Slides posted on LodgeNet website.